EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 28, 2005


                               GraphOn Corporation
             (Exact name of registrant as specified in its charter)


         Delaware                   0-21683                  13-3899021
      (State or other             (Commission              (IRS Employer
 jurisdiction of incorporation)   File Number)           Identification No.)


         3130 Winkle Avenue, Santa Cruz, CA                    95065
      (Address of principal executive offices)               (Zip Code)


                  Registrant's telephone number: (800) 472-7466


                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
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[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 3.03.  Material Modification to Rights of Security Holders

      On January 28, 2005, GraphOn Corporation (the "Company") filed a Certificate of Designations (the "Certificate") with the Secretary of State of the State of Delaware that sets forth the rights, preferences and privileges of the Company's Series A Preferred stock and Series B Preferred stock, which are senior to the rights of the Company's common stock. The Certificate is attached hereto as Exhibit 3.1 and is incorporated into this Item 3.03 in its entirety.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

      The contents of Item 3.03 are incorporated into this Item 5.03 in their entirety.


Item 9.01. Financial Statements and Exhibits. (c) Exhibits.

3.1 Certificate of Designations, filed with the Secretary of State of the State of Delaware on January 28, 2005.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 GRAPHON CORPORATION
                                                     (Registrant)

Date:  February 3, 2005                 By: /s/ William Swain
                                        ----------------------
                                             (Signature)
                                        William Swain
                                        Chief Financial Officer